SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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AB Municipal Income Fund II
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AB MUNICIPAL INCOME FUND II

AB Michigan Portfolio

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

September 15, 2016

To the Shareholders of AB Michigan Portfolio (the "Portfolio") of AB Municipal Income Fund II (the "Trust"):
The accompanying Notice of Special Meeting of Shareholders (the "Meeting") and Proxy Statement present a proposal that the Portfolio be liquidated and terminated (the "Proposal"), as set forth in the Plan of Liquidation and Termination adopted by the Board of Trustees of the Trust (the "Trustees"). The Proposal is discussed more fully in the accompanying Proxy Statement.
The Portfolio currently has under $60 million in assets, and its assets have been in decline since 2002. AllianceBernstein, L.P., the investment adviser to the Portfolio (the "Adviser"), has concluded that the Portfolio lacks sufficient assets to make its continued operation viable, and that it is unlikely to attract meaningful levels of assets in the foreseeable future. Under these circumstances, the Trustees, after considering the recommendation of the Adviser, concluded that the liquidation of the Portfolio was in the best interests of the Portfolio and its shareholders. The Trustees unanimously recommend that you vote "FOR" the Proposal.

Under the Trust's Agreement and Declaration of Trust, the Trust must obtain your approval to liquidate and terminate the Portfolio.  Therefore, the Trustees have scheduled the Meeting on October 31, 2016 to seek your approval of the Proposal.

We welcome your attendance at the Meeting.  If you are unable to attend, we encourage you to authorize the proxy holders to cast your votes.  Broadridge Financial Solutions, Inc., a professional proxy solicitation firm (the "Proxy Solicitor"), has been selected to assist in the proxy solicitation process.  If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. If you have questions regarding the Meeting agenda or how to vote, please contact the Proxy Solicitor at 855-973-0097.  No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

AB MUNICIPAL INCOME FUND II

AB Michigan Portfolio

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 31, 2016

To the shareholders of AB Michigan Portfolio (the "Portfolio"):

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Portfolio, a series of AB Municipal Income Fund II (the "Trust"), a Massachusetts business trust and an open-end management investment company, will be held at the offices of the Trust, 1345 Avenue of the Americas, 12th Floor, New York, New York 10105, on October 31, 2016 at 11:00 a.m., Eastern Time, to consider and vote solely upon a proposal to liquidate and terminate the Portfolio pursuant to a Plan of Liquidation and Termination, as described more fully in the accompanying Proxy Statement dated September 15, 2016.

Any shareholder of record of the Portfolio at the close of business on September 5, 2016 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees,

Emilie D. Wrapp
Secretary

New York, New York
September 15, 2016

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your vote.  To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Portfolio any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of its owner, AllianceBernstein L.P.

PROXY STATEMENT
AB MUNICIPAL INCOME FUND II
 --AB MICHIGAN PORTFOLIO
QUESTIONS AND ANSWERS
Q.	WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?
A.	This booklet contains the Notice of Special Meeting of Shareholders of AB Michigan Portfolio (the "Portfolio") and Proxy Statement, which include information you should review before voting on the proposal to liquidate and terminate the Portfolio (the "Liquidation") pursuant to the Plan of Liquidation and Termination (the "Plan"), a form of which is attached to the Proxy Statement as Exhibit A, that will be presented at a Special Meeting of Shareholders (the "Meeting") on October 31, 2016.
On August 2-4, 2016, the Portfolio's Board of Trustees (the "Board" or the "Trustees") approved and declared advisable the Liquidation and directed that the Liquidation be submitted to the shareholders for approval at the Meeting. You are receiving this proxy material because you own shares of the Portfolio. Each shareholder of record of the Portfolio as of the close of business on September 5, 2016 (the "Record Date") has the right to vote on the Liquidation. The Liquidation will not occur unless approved by the lesser of (a) 67% or more of the voting securities of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio.
Q.	WHO IS ASKING FOR MY VOTE?
A.	The Board is asking you to vote at the Meeting regarding the proposed Liquidation, as set forth in the Plan.
Q.	WHO IS ELIGIBLE TO VOTE?
A.	Shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares on the Record Date, you have the right to vote, even if you later sell or have sold the shares.
Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder's instructions. If you sign and return a proxy card but do not fill in a vote, your shares will be voted "FOR" the Liquidation.
Q.	HOW WILL THE LIQUIDATION WORK?
A.	If the Portfolio's shareholders approve the Liquidation, the Portfolio immediately thereafter will not engage in any business activities except to wind up its business, convert its portfolio securities to cash, and make one or more liquidating distributions to shareholders. More information on liquidating distributions is provided under "Liquidating Distributions" in the Proxy Statement.
Q.	WHY IS THE LIQUIDATION BEING PROPOSED?
A.	In recommending the Liquidation for approval by the shareholders, the Adviser and the Board considered a variety of factors. These included the Portfolio's relatively small size and high gross expense ratio. Before approving the liquidation and recommending it for approval by shareholders, the Board also considered the unlikelihood that shareholders would find a proposal to merge the Portfolio into another investment company as attractive as the Liquidation. Portfolio management and the Board determined that, on balance, the Liquidation would be in the best interests of the Portfolio and its shareholders.
In light of these factors, and after careful deliberation, the Board declared advisable, approved, and recommended that the Portfolio's shareholders approve, the Liquidation.

If the Portfolio's shareholders do not approve the Liquidation, the Trustees will consider whether another course of action would benefit the Portfolio and its shareholders. Please review the Proxy Statement for a more detailed discussion about the reasons for the proposed Liquidation.
Q.	WHEN WILL THE LIQUIDATION AND DISTRIBUTIONS TO SHAREHOLDERS OCCUR?
A.	If the Portfolio's shareholders approve the Liquidation, then, as described in greater detail in the Proxy Statement, the Portfolio's assets will be distributed to shareholders as soon as reasonably practicable after all of the Portfolio's liabilities and expenses have been paid (or arranged to be paid) and a determination has been made as to which shareholders are entitled to receive payment of such liquidating distributions.
Q.	WHY IS THE BOARD REQUESTING MY VOTE?
A.	The Trust's Agreement and Declaration of Trust requires the Portfolio to obtain shareholder approval prior to the liquidation of the Portfolio. Consequently, the Board is seeking your vote on the Liquidation.
Q.	HOW DOES THE BOARD RECOMMEND I VOTE?
A.	The Board recommends that you vote "FOR" the Liquidation.
Q.	HOW CAN I VOTE MY SHARES?
A.	Please follow the instructions included on the enclosed Proxy Card.
Q.	WHAT IF I WANT TO REVOKE MY PROXY?
A.	You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Portfolio at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.
Q.	WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?
A.	You can call the proxy solicitor at 855-973-0097.

PROXY STATEMENT
AB MUNICIPAL INCOME FUND II
--AB Michigan Portfolio
1345 Avenue of the Americas
New York, New York 10105
___________________________________

SPECIAL MEETING OF SHAREHOLDERS
October 31, 2016
___________________________________

INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board" or the "Trustees") of AB Municipal Income Fund II (the "Trust"), a Massachusetts business trust, with respect to its series, AB Michigan Portfolio (the "Portfolio"), to be voted at a Special Meeting of Shareholders of the Portfolio (the "Meeting"), to be held at the office of the Trust, 1345 Avenue of the Americas, 12th Floor, New York, New York 10105, on October 31, 2016 at 11:00 a.m., Eastern Time. The solicitation will be primarily by mail and the cost will be borne by the Portfolio. The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are being mailed to shareholders on or about September 15, 2016.
Any shareholder who owned shares of the Portfolio at the close of business on September 5, 2016 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.
As permitted by law, only one copy of this Proxy Statement may be delivered to the shareholders of the Portfolio residing at the same address, unless such shareholders have notified the Portfolio of their desire to receive multiple copies of the shareholder reports and proxy statements that the Portfolio sends. The Portfolio will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. If you would like to receive an additional copy, please call (800) 227-4618 or write to Maria Brison at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. Shareholders wishing to receive separate copies of the Portfolio's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are currently receiving multiple copies, should also send a request as indicated.
Important Notice Regarding Availability of Proxy Materials for the Special Meeting to Be Held on October 31, 2016.  The Proxy Statement is available on the Internet at www.abfunds.com/[___________].

PROPOSAL
LIQUIDATION AND TERMINATION OF THE PORTFOLIO
At the quarterly meeting of the Board held on August 3, 2016, the Trustees approved a proposal of AllianceBernstein L.P., the Portfolio's investment adviser (the "Adviser"), to liquidate and terminate the Portfolio (the proposed liquidation and termination, the "Liquidation") pursuant to a Plan of Liquidation and Termination (the "Plan"), a form of which is attached to this Proxy Statement as Exhibit A, subject to the approval of the Portfolio's shareholders at the Meeting.  Under the Trust's Agreement and Declaration of Trust, the Liquidation requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. At the Meeting, shareholders will be asked to approve the Liquidation and the Plan, which are described in this Proxy Statement. The Trustees unanimously recommend that you vote FOR the Liquidation.
Background
The Portfolio commenced operations in February 1994. The Portfolio's investment objective is to earn the highest level of current income exempt from both federal income tax and State of Michigan personal income tax that is available without assuming what the Adviser considers to be undue risk.  As of June 30, 2016, the Portfolio had assets totaling $58 million.  In approving the Liquidation and recommending it for approval by the shareholders as proposed by the Adviser, the Board considered a variety of factors. These included the Portfolio's relatively small size and high gross expense ratio. The Board also considered the Adviser's analysis of the potential alternatives of merging the Portfolio with another Portfolio inside or outside the AB Fund Complex (i.e., the group of Portfolios managed by the Adviser), and the Adviser's conclusion that such alternatives were less attractive than the Liquidation.  The Board determined that, on balance, the Liquidation would be in the best interests of the Portfolio and its shareholders, as summarized below under "Board Considerations in Approving the Proposed Liquidation".  In light of this conclusion, and after careful deliberation, the Board declared advisable, approved, and recommended that Portfolio shareholders approve, the liquidation and termination of the Portfolio.
Board Considerations in Approving the Proposed Liquidation
In determining that the Liquidation is in the best interests of the Portfolio and its shareholders, and in approving, and recommending that shareholders approve, the Liquidation and the Plan, the Board considered, among other factors:
•	Small Asset Size of the Portfolio and Current Expense Ratio. The Board considered that, as of June 30, 2016, the Portfolio had only $58 million in assets, and that, in the Adviser's opinion, the Portfolio is unlikely to gather meaningful additional assets in the foreseeable future. As a result, the Portfolio lacks a sufficient level of assets to make its continued operation viable on an ongoing basis. Furthermore, the Board noted that due to the Portfolio's small size, the Portfolio has a relatively high gross expense ratio. In order for the Portfolio to remain competitive, the Adviser has been capping the Portfolio's total expenses by limiting and/or reimbursing some of the Portfolio's operating expenses. The Board considered the statements by the Adviser that it no longer wished to continue to subsidize the Portfolio.

•	Orderly Liquidation Process. If the Liquidation is approved at the Meeting, management of the Portfolio will, under the oversight of the Trustees and the Portfolio's officers, take steps to sell the Portfolio's portfolio securities, discharge (or arrange for the payment of) the Portfolio's liabilities, and distribute to shareholders their Liquidating Distributions (as defined below) from the Portfolio's remaining assets, as described below under "Summary of the Plan." The Board believes that such an orderly liquidation of the Portfolio's portfolio holdings will provide greater shareholder value than alternative measures to address the Portfolio's size.
•	Tax Consequences. The Board considered the Adviser's representation that, if the Liquidation is approved, the Portfolio would intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for its final fiscal period preceding its liquidation. As a result, the Portfolio may need to distribute any undistributed net investment income and/or any undistributed net realized gains to shareholders in connection with the Liquidation. As of June 30, 2016, the Portfolio had net unrealized gains of approximately $4,411,665 and net realized losses of approximately $2,366,608, implying total net capital gains of approximately $2,045,057 or $0.3829 per share. At the shareholder level, the tax consequences of the Liquidation will depend upon the difference between the proceeds a shareholder receives in the Liquidation and the shareholder's adjusted tax basis in the Portfolio's shares for U.S. Federal income tax purposes.

•	Alternative Measures. As noted above, the Board considered, and discussed with Portfolio management, the Adviser's analysis of, in addition to liquidation, a possible merger with other funds within and outside the AB Fund Complex. However, the Trustees accepted the Adviser's advice that none of these measures were worth pursuing because, among other things:
o	Merger into an AB Mutual Fund – No other fund within the AB Fund Complex has a similar investment focus on Michigan municipal securities and that a merger of the Portfolio into a national municipal fund would deny shareholders the state level tax advantages which the Portfolio shareholders currently receive. The Board also considered that the ability to combine the Portfolio with other AB Mutual Funds in a tax-free reorganization is uncertain because differences in investment strategies and securities holdings may make it difficult to satisfy the continuity of business requirements for a tax-free reorganization under the Code.
o	Merger Outside the AB Fund Complex - Given the Portfolio's small size and investment strategy, and due to the tax considerations noted above, the Adviser believed that the Portfolio would not be an attractive candidate for a merger with another fund outside of the AB Fund Complex.

•	Alternatives Available to Investors. The Board noted that the Portfolio's shareholders will have an opportunity to vote on the approval of the Liquidation, and that prior to the effective date of the Liquidation, shareholders will have the option to exchange their shares of the Portfolio into shares of another AB Mutual Fund, including one of the AB Mutual Funds that invests in a national portfolio of municipal securities.
•	Terms and Conditions of the Plan. The Board considered the terms and conditions of the Plan, including that the Plan contemplates that the costs of the liquidation (which consist largely of legal, printing and proxy solicitation expenses, and exclude unreimbursed distribution expenses), estimated to be approximately $100,000, will be paid by the Portfolio, although the Adviser is expected to bear all of such costs due to the expense limitations applicable to the Portfolio.
Given the asset level, expense, sales prospects and other conditions noted above, the Board determined that it is in the best interests of the Portfolio and its shareholders to cease the operations of the Portfolio.
Following discussions with management, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio (the "Independent Trustees"), with the advice and assistance of independent counsel, approved the Liquidation and the Plan, and directed that they be submitted for the vote of the Portfolio's shareholders. If the Liquidation is approved at the Meeting, management, under the oversight of the Board and officers of the Portfolio, will proceed to wind up the Portfolio's affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings. The Portfolio cannot predict at this time how long it will take to accomplish an orderly liquidation under then-existing market conditions, although if current market conditions persist, the Portfolio estimates that such an orderly liquidation would take approximately two months. If the Liquidation is not approved by shareholders, the Trustees will consider whether another course of action would benefit the Portfolio and its shareholders.
Summary of the Plan
If the Liquidation is approved by shareholders, the liquidation and termination of the Portfolio would be effected in accordance with the terms of the Plan, which has been approved by the Board and is summarized below. This summary is not complete, and is qualified in its entirety by reference to the Plan, a form of which is attached to this Proxy Statement as Exhibit A. Shareholders are urged to read the Plan in its entirety.
Effective Date and Cessation of the Portfolio's Activities as an Investment Company.  If approved by shareholders at the Meeting, the Plan will become effective at the close of business on or about October 31, 2016 (the "Effective Date") or, in the event the Meeting is postponed or adjourned, the Effective Date of the Plan shall be the date that the Liquidation meets the required vote for approval. After the Effective Date, the Trust will cease the business of the Portfolio as an investment company and will not engage in any business activities with respect to the Portfolio except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Portfolio's liabilities, including any contingent liabilities, and distributing its remaining assets to shareholders in accordance with the Plan. The Portfolio is unable to predict when a complete liquidation of its portfolio holdings will be accomplished.

Closing of Books and Transfer and Trading of Shares.  As soon as practicable after the Effective Date, the Trust will mail notice ("Notice") to the Portfolio's shareholders that the Plan has been approved by the Board and Shareholders and that the Portfolio will be liquidating its assets and redeeming its outstanding shares. The Notice will be mailed at least 45 days in advance of the last date on which a shareholder may redeem shares of the Portfolio ("Notice Period"). The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the last day of the Notice Period ("Expiration Date"). On the Expiration Date, the books of the Portfolio shall be closed. Thereafter, unless the books of the Portfolio are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Portfolio's assets will not be transferable.
Liquidating Distributions.  Within a reasonable period after the Effective Date, the Portfolio will determine, and pay or provide for the payment of, all charges, taxes, expenses, liabilities and reserves, whether due or accrued or anticipated, of the Portfolio.  Such liabilities and expenses of the Portfolio will include the costs relating to the Liquidation, which are estimated to be approximately $100,000.  As soon as reasonably practicable after the Expiration Date and following the payment or other provision for all liabilities and expenses of the Portfolio, the remaining assets of the Portfolio will be distributed to, or for the account of shareholders (each distribution, a "Liquidating Distribution").
Shareholders will receive information concerning the sources of the Liquidating Distribution.
Other Actions. The officers of the Portfolio will take such other actions as may be deemed necessary or advisable to carry out the provisions and purposes of the Plan.
Federal Tax Consequences
The following is only a general summary of the significant United States federal income tax consequences of the Plan to the Portfolio and its shareholders and is limited in scope. This summary is based on the federal tax laws and applicable Treasury regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Portfolio has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences to the Portfolio or its shareholders that will result from the Portfolio's liquidation. The statements below are not binding upon the IRS or a court, and there is no assurance that the IRS or a court will not take a view contrary to those expressed below. This summary assumes that a shareholder holds shares in the Portfolio as a capital asset for United States federal income tax purposes.
This summary addresses significant federal income tax consequences of the Plan, but does not discuss state or local tax consequences of the Plan. Implementing the Plan may impose unanticipated tax consequences on shareholders or affect shareholders differently, depending on their individual circumstances. Shareholders are encouraged to consult with their own tax advisors to determine the particular tax consequences that may be applicable in connection with the Plan.
If the Liquidation is approved by shareholders and the Portfolio proceeds to liquidate and terminate, the Portfolio intends to continue to satisfy all of the qualification requirements for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for its final taxable year. Accordingly, the Portfolio expects that it will not be taxed on any capital gains realized from the sale of the Portfolio's assets or ordinary income that the Portfolio timely distributes to shareholders. Prior to making Liquidating Distributions to shareholders, the Portfolio intends to declare dividends necessary to satisfy the income and excise tax distribution requirements for its final taxable year, and to make any such distribution either prior to or at the time of the Liquidating Distributions.
Each shareholder who receives a Liquidating Distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the amount of the Liquidating Distribution exceeds (or is less than) the shareholder's adjusted tax basis on his or her liquidating Portfolio shares. Any gain or loss realized by a shareholder on the Liquidating Distribution generally will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Long-term capital gains are subject to preferential tax rates in the hands of U.S. non-corporate taxpayers. Otherwise, the gain or loss on the Liquidating Distributions will be treated as short-term capital gain or loss. The deductibility of capital losses is subject to significant limitations.

The Portfolio is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable liquidation proceeds paid to any shareholder who fails to provide the Portfolio with a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify to the Portfolio that he, she or it is not subject to backup withholding.
Impact of the Plan on the Portfolio's Status under the 1940 Act and State Law
As noted above, the Plan provides that, on the Effective Date, the Trust will cease the business of the Portfolio as a series of a registered investment company.
The Board, including the Independent Trustees, unanimously recommends that shareholders vote "FOR" the proposed Liquidation.
PROXY VOTING AND SHAREHOLDER MEETING
All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card in the manner recommended by the Board. Accordingly, unless instructions to the contrary are marked on the proxies, all properly executed and timely received proxies will be cast in favor of the Liquidation. Any shareholder may revoke that shareholder's proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Portfolio at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.
Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Approval of the Liquidation requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio.  Any abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Liquidation.
A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Portfolio. In the event that (i) a quorum is not present at the Meeting; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for the Liquidation (as described in this Proxy Statement) have not been timely received, the Chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting to be held within a reasonable time after the date set for the Meeting, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board will be voted against adjournment of the Meeting.
The Portfolio has engaged Broadridge Financial Solutions, Inc. ("Broadridge") to assist in soliciting proxies for the Meeting. Broadridge will receive a total fee of approximately $17,500 for its services, which will be borne by the Portfolio. The Portfolio expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. If the Portfolio does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. Officers of the Portfolio, or employees of Portfolio management, may also be involved in the solicitation of proxies.

Share Ownership
As of the Record Date, the following shares of beneficial interest of the Portfolio were outstanding:
Class	Shares Outstanding
Class A	[__________]
Class B	[__________]
Class C	[__________]
Total	[__________]

[As of the Record Date, the Trustees and officers of the Portfolio, both individually and as a group, owned less than 1% of the shares of the Portfolio.] During the Portfolio's most recently completed fiscal year, the Portfolio's Trustees as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.
INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE PORTFOLIO
The Portfolio's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser also functions as the administrator to the Portfolio.
OTHER MATTERS
The following is a list of all persons who owned of record or beneficially 5% or more of each class of shares of the Portfolio as of August 12, 2016:
Name and Address	Number of Shares of Class	% of Class

CLASS A SHARES:

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	[___]	[___]%

Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	[___]	[___]%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	[___]	[___]%

JPMorgan Clearing Corp Omni Account For the Exclusive Benefit of Customers 3 Chase Metrotech Center 3rd Floor Mutual Fund Dept. Brooklyn, NY 11245-0001	[___]	[___]%

Name and Address	Number of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	[___]	[___]%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	[___]	[___]%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	[___]	[___]%

CLASS B SHARES:

Leslie W. Neinas TTEE Linda C. Luke TTEE Neinas Fam. Rev. Liv. Tr. UA DTD 11/05/2004 Belleville, MI 48111-2231	[___]	[___]%

Michael C. Chapman & Shannon C. Chapman JTWROS Howell, MI 48843-7275	[___]	[___]%

Michael B. Maxwell & Ruth A. Maxwell JTWROS TOD/DE Kalkaska, MI 49646-8941	[___]	[___]%

Rita M. Atkinson TOD Ann M. Wolfis Subject to STA TOD Rules Richland, MI 49083-9694	[___]	[___]%

CLASS C SHARES:

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	[___]	[___]%

JPMorgan Clearing Corp Omni Account For the Exclusive Benefit of Customers 3 Chase Metrotech Center 3rd Floor Mutual Fund Dept. Brooklyn, NY 11245-0001	[___]	[___]%

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	[___]	[___]%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	[___]	[___]%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	[___]	[___]%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	[___]	[___]%

SUBMISSION OF PROPOSALS FOR FUTURE MEETINGS OF SHAREHOLDERS
Meetings of shareholders of the Trust are not held on an annual or other regular basis. A shareholder proposal intended to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the solicitation relating thereto in order to be included in the Trust's proxy statement and form of proxy card relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included.  Shareholder proposals are subject to certain regulations under federal securities laws.
REPORTS TO SHAREHOLDERS
 The Portfolio will furnish each person to whom this Proxy Statement is delivered a copy of its latest annual report to shareholders and its subsequent semi-annual report to shareholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 227-4618 or contact Maria Brison at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.
By Order of the Board of Trustees,

Emilie D. Wrapp
Secretary

 September 15, 2016
New York, New York

AB Municipal Income Portfolio II

 Exhibit A

Plan of Liquidation and Termination
This Plan of Liquidation and Termination (the "Plan") of AB Municipal Income Fund II (the "Trust"), a Massachusetts business trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and termination of AB Michigan Portfolio, a series of the Trust (the "Portfolio") in conformity with the laws of the Commonwealth of Massachusetts and the Agreement and Declaration of Trust of the Trust (the "Declaration").
WHEREAS, on August 3, 2016, the Board of Trustees of the Trust (the "Board") unanimously determined that it is advisable to liquidate and terminate the Portfolio;
NOW, THEREFORE, the liquidation and termination of the Portfolio shall be carried out in the manner hereinafter set forth:
1.	Effective Date of Plan. The Plan shall be and become effective only upon the approval of liquidation and termination of the Portfolio by an affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio, at a duly called meeting of the Shareholders at which a quorum is present. The day of such approval by the Shareholders is hereinafter called the "Effective Date."
2.	Notice of Liquidation to Shareholders. As soon as practicable after the Effective Date, the Trust shall mail notice ("Notice") to the Portfolio's shareholders that this Plan has been approved by the Board and the Shareholders and that the Portfolio will be liquidating its assets and redeeming its outstanding shares. The Notice shall be mailed at least 45 days in advance of the last date on which a shareholder may redeem shares of the Portfolio ("Notice Period").
3.	Cessation of Business. After the expiration of the Notice Period, the Trust shall cease the business of the Portfolio as a series of a registered investment company and shall not engage in any business activities with respect to the Portfolio except for the purposes of winding up its business and affairs, distributing its net assets to the shareholders of the Portfolio in accordance with this Plan, preserving the value of any remaining assets, and discharging or making reasonable provision for the payment of all of the Portfolio's liabilities as provided in Section 5 herein.
4.	Fixing of Interests and Closing of Books. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the last day of the Notice Period ("Expiration Date"). On the Expiration Date, the books of the Portfolio shall be closed and no further shares of the Portfolio shall be issued, or, except pursuant to Section 8 below, redeemed.
5.	Liquidation of Assets and Payment of Debts. Beginning approximately four weeks prior to the Expiration Date, all portfolio securities of the Portfolio shall as soon as reasonable and practical be converted to cash or cash equivalents. As soon as practicable after the Expiration Date, the Trust shall pay, or make reasonable provision to pay in full solely from Portfolio assets, all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the Portfolio's final Liquidating Distribution provided for in Section 6 below.

6.	Liquidating Distributions. Within three business days after the Expiration Date or as soon as practicable thereafter, the Trust shall mail to shareholders of record of the Portfolio on the Expiration Date: (a) one or more liquidating distributions equal in the aggregate to the shareholders' proportionate interest in the net assets of the Portfolio attributable to the portfolio securities of the Portfolio that were converted to cash or cash equivalents prior to the date of distribution (individually each a "Liquidating Distribution"); and (b) appropriate information concerning the sources of each Liquidating Distribution. No deduction shall be made from any Liquidating Distributions of a contingent deferred sales charge. Upon mailing of the final Liquidating Distribution, all outstanding shares of the Portfolio will be deemed redeemed and canceled.
7.	Expenses of the Liquidation and Termination of the Portfolio. The Portfolio shall bear all of the expenses incurred in carrying out this Plan with respect to the Portfolio.
8.	Termination of the Portfolio. After the mailing of the final Liquidating Distributions, all outstanding shares of the Portfolio will be redeemed and canceled.
9.	Assets Remaining After Termination. Once the Portfolio is terminated and Portfolio liabilities are satisfied, if any additional assets become available for distribution to the shareholders of the Portfolio, the Board may distribute or dispose of such assets in any manner consistent with applicable law.
10.	Power of Trustees. In addition to the power of the Trustees of the Trust under the laws of the Commonwealth of Massachusetts, the Board, and subject to the discretion of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the payment of all fees and expenses and the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the laws of the Commonwealth of Massachusetts, the 1940 Act or the Securities Act of 1933, as amended. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan as may be necessary or appropriate to effect the liquidation and termination of the Portfolio and the distribution of its net assets to shareholders of the Portfolio in accordance with the purposes to be accomplished by the Plan.

NOTICE OF
SPECIAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT
TO BE HELD ON OCTOBER 31, 2016

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
[__________]
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call [__________]
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1345 Avenue of the Americas
New York, NY 10105
on October 31, 2016

Please detach at perforation before mailing.

PROXY **AB MUNICIPAL INCOME FUND II** **PROXY**

The undersigned shareholder of AB Michigan Portfolio (the "Portfolio"), a series of AB Municipal Income Fund II (the "Trust"), a Massachusetts business trust, hereby appoints [__________] and [__________], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at 11:00 a.m., Eastern Time, on October 31, 2016, at the offices of the Trust, 1345 Avenue of the Americas, 12th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE PROPOSAL, AND IN THE DISCRETION OF THE PROXY HOLDERS(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

VOTE VIA THE INTERNET: [__________]
VOTE VIA TELEPHONE: [__________]

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature and Title, if applicable

____
Signature (if held jointly)

____
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

The Proxy Statement and Proxy Card for this meeting are available at: [________________]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF TRUSTEES OF THE PORTFOLIO RECOMMENDS A VOTE "**FOR**" THE PROPOSAL.

	FOR	AGAINST	ABSTAIN
1. To approve a proposal to liquidate and terminate the Portfolio (the "Liquidation") pursuant to the Plan of Liquidation and Termination (the "Plan").	☐	☐	☐

2. To vote and otherwise represent the undersigned on any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

PLEASE SIGN AND DATE ON THE REVERSE SIDE